SUB-ITEM 77C: Submission of matters to a vote of security holders

On June 22, 2016, the GE Investments Funds, Inc. (the "Company") held a special meeting of shareholders of the U.S. Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, S&P 500 Index Fund, Core Value Equity Fund, Income Fund, Total Return Fund and Real Estate Securities Fund (each, a "Fund" and collectively, the "Funds"). Shareholders of record on April 22, 2016 were entitled to vote on the proposals. For each proposal, except Proposal 2, shareholders voted on a fund-by-fund basis. For Proposal 2, shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the respective shareholders of each Fund, and the following votes were recorded:

Proposal 1:

Approval of a new investment advisory and administration agreement with SSGA Funds Management, Inc. ("SSGA FM"), pursuant to which SSGA FM will replace GE Asset Management Incorporated ("GEAM") as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the "Transaction").

U.S. Equity Fund

                            No. of Shares % of Outstanding Shares % of Shares Present
                            ------------- ----------------------- -------------------
Affirmative                   644,019.999          96.360%               96.360%
Against                         6,504.328           0.973%                0.973%
Abstain                        17,822.716           2.667%                2.667%
Total                         668,347.043         100.000%              100.000%

Premier Growth Equity Fund

                            No. of Shares % of Outstanding Shares % of Shares Present
                            ------------- ----------------------- -------------------
Affirmative                   359,999.212          96.235%               96.235%
Against                         6,897.130           1.844%                1.844%
Abstain                         7,186.909           1.921%                1.921%
Total                         374,083.251         100.000%              100.000%

Small-Cap Equity Fund

                            No. of Shares % of Outstanding Shares % of Shares Present
                            ------------- ----------------------- -------------------
Affirmative                 2,873,946.866          96.215%               96.215%
Against                        71,454.297           2.392%                2.392%
Abstain                        41,590.343           1.393%                1.393%
Total                       2,986,991.506         100.000%              100.000%

S&P 500 Index Fund

                            No. of Shares % of Outstanding Shares % of Shares Present
                            ------------- ----------------------- -------------------
Affirmative                 4,507,779.192          93.121%               93.121%
Against                       180,354.747           3.726%                3.726%
Abstain                       152,653.446           3.153%                3.153%
Total                       4,840,787.385         100.000%              100.000%

Core Value Equity Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    1,377,661.620          94.735%               94.735%
Against                           15,297.622           1.052%                1.052%
Abstain                           61,266.536           4.213%                4.213%
Total                          1,454,225.778         100.000%              100.000%

Income Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    2,310,724.962          96.322%               96.322%
Against                           14,374.169           0.599%                0.599%
Abstain                           73,864.920           3.079%                3.079%
Total                          2,398,964.051         100.000%              100.000%

Total Return Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                  127,080,194.698          95.187%               95.187%
Against                        2,067,830.137           1.549%                1.549%
Abstain                        4,357,630.745           3.264%                3.264%
Total                        133,505,655.580         100.000%              100.000%

Real Estate Securities Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    5,133,176.251          93.110%               93.110%
Against                          241,967.807           4.389%                4.389%
Abstain                          137,853.376           2.501%                2.501%
Total                          5,512,997.434         100.000%              100.000%

Proposal 2:

Approval of the election of John R. Costantino, Jeanne M. La Porta, R. Sheldon Johnson and Donna M. Rapaccioli to the Board of Directors of the Company (the "Board").

Company votes:

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
                                             Mr. John R. Costantino
Affirmative                  148,179,044.354                 97.652%        97.652%
Withhold                       3,563,007.674                  2.348%         2.348%
Total                        151,742,052.028                100.000%       100.000%

                                             Ms. Jeanne M. La Porta
Affirmative                  148,058,265.073                 97.572%        97.572%
Withhold                       3,683,786.955                  2.428%         2.428%
Total                        151,742,052.028                100.000%       100.000%

                                             Mr. R. Sheldon Johnson
Affirmative                  148,154,711.538                 97.636%        97.636%
Withhold                       3,587,340.490                  2.364%         2.364%
Total                        151,742,052.028                100.000%       100.000%

                                            Ms. Donna M. Rapaccioli
  Affirmative               148,234,766.100                  97.689%  97.689%
  Withhold                    3,507,285.928                   2.311%   2.311%
  Total                     151,742,052.028                 100.000% 100.000%

Fund votes:

U.S. Equity Fund
                            No. of Shares % of Outstanding Shares  % of Shares Present
                            ------------- -----------------------  -------------------
                                           Mr. John R. Costantino
Affirmative                  658,816.547                   98.574%        98.574%
Withhold                       9,530.496                    1.426%         1.426%
Total                        668,347.043                  100.000%       100.000%

                                           Ms. Jeanne M. La Porta
Affirmative                  658,816.547                   98.574%        98.574%
Withhold                       9,530.496                    1.426%         1.426%
Total                        668,347.043                  100.000%       100.000%

                                           Mr. R. Sheldon Johnson
Affirmative                  659,102.124                   98.617%        98.617%
Withhold                       9,244.919                    1.383%         1.383%
Total                        668,347.043                  100.000%       100.000%

                                          Ms. Donna M. Rapaccioli
Affirmative                  659,102.124                   98.617%        98.617%
Withhold                       9,244.919                    1.383%         1.383%
Total                        668,347.043                  100.000%       100.000%

Premier Growth Equity Fund

                            No. of Shares % of Outstanding Shares  % of Shares Present
                            ------------- -----------------------  -------------------
                                           Mr. John R. Costantino
Affirmative                  366,475.642                   97.966%        97.966%
Withhold                       7,607.609                    2.034%         2.034%
Total                        374,083.251                  100.000%       100.000%

                                           Ms. Jeanne M. La Porta
Affirmative                  365,728.267                   97.767%        97.767%
Withhold                       8,354.984                    2.233%         2.233%
Total                        374,083.251                  100.000%       100.000%

                                           Mr. R. Sheldon Johnson
Affirmative                  366,632.483                   98.008%        98.008%
Withhold                       7,450.768                    1.992%         1.992%
Total                        374,083.251                  100.000%       100.000%

                                          Ms. Donna M. Rapaccioli
Affirmative                  366,196.615                   97.892%        97.892%
Withhold                       7,886.636                    2.108%         2.108%
Total                        374,083.251                  100.000%       100.000%

Small-Cap Equity Fund
                       No. of Shares % of Outstanding Shares  % of Shares Present
                       ------------- -----------------------  -------------------
                                      Mr. John R. Costantino
Affirmative            2,909,782.588                  97.415%        97.415%
Withhold                  77,208.918                   2.585%         2.585%
Total                  2,986,991.506                 100.000%       100.000%

                                      Ms. Jeanne M. La Porta
Affirmative            2,908,887.827                  97.385%        97.385%
Withhold                  78,103.679                   2.615%         2.615%
Total                  2,986,991.506                 100.000%       100.000%

                                      Mr. R. Sheldon Johnson
Affirmative            2,911,107.183                  97.460%        97.460%
Withhold                  75,884.323                   2.540%         2.540%
Total                  2,986,991.506                 100.000%       100.000%

                                     Ms. Donna M. Rapaccioli
Affirmative            2,909,274.658                  97.398%        97.398%
Withhold                  77,716.848                   2.602%         2.602%
Total                  2,986,991.506                 100.000%       100.000%

S&P 500 Index Fund

                       No. of Shares % of Outstanding Shares  % of Shares Present
                       ------------- -----------------------  -------------------
                                      Mr. John R. Costantino
Affirmative            4,637,137.929                  95.793%        95.793%
Withhold                 203,649.456                   4.207%         4.207%
Total                  4,840,787.385                 100.000%       100.000%

                                      Ms. Jeanne M. La Porta
Affirmative            4,629,748.258                  95.640%        95.640%
Withhold                 211,039.127                   4.360%         4.360%
Total                  4,840,787.385                 100.000%       100.000%

                                      Mr. R. Sheldon Johnson
Affirmative            4,632,601.522                  95.699%        95.699%
Withhold                 208,185.863                   4.301%         4.301%
Total                  4,840,787.385                 100.000%       100.000%

                                     Ms. Donna M. Rapaccioli
Affirmative            4,638,905.571                  95.830%        95.830%
Withhold                 201,881.814                   4.170%         4.170%
Total                  4,840,787.385                 100.000%       100.000%

Core Value Equity Fund

                         No. of Shares  % of Outstanding Shares  % of Shares Present
                        --------------- -----------------------  -------------------
                                         Mr. John R. Costantino
Affirmative               1,414,077.879                  97.239%        97.239%
Withhold                     40,147.899                   2.761%         2.761%
Total                     1,454,225.778                 100.000%       100.000%

                                         Ms. Jeanne M. La Porta
Affirmative               1,414,077.879                  97.239%        97.239%
Withhold                     40,147.899                   2.761%         2.761%
Total                     1,454,225.778                 100.000%       100.000%

                                         Mr. R. Sheldon Johnson
Affirmative               1,414,077.879                  97.239%        97.239%
Withhold                     40,147.899                   2.761%         2.761%
Total                     1,454,225.778                 100.000%       100.000%

                                        Ms. Donna M. Rapaccioli
Affirmative               1,414,077.879                  97.239%        97.239%
Withhold                     40,147.899                   2.761%         2.761%
Total                     1,454,225.778                 100.000%       100.000%

Income Fund

                         No. of Shares  % of Outstanding Shares  % of Shares Present
                        --------------- -----------------------  -------------------
                                         Mr. John R. Costantino
Affirmative               2,362,540.762                  98.482%        98.482%
Withhold                     36,423.289                   1.518%         1.518%
Total                     2,398,964.051                 100.000%       100.000%

                                         Ms. Jeanne M. La Porta
Affirmative               2,362,540.762                  98.482%        98.482%
Withhold                     36,423.289                   1.518%         1.518%
Total                     2,398,964.051                 100.000%       100.000%

                                         Mr. R. Sheldon Johnson
Affirmative               2,358,996.906                  98.334%        98.334%
Withhold                     39,967.145                   1.666%         1.666%
Total                     2,398,964.051                 100.000%       100.000%

                                        Ms. Donna M. Rapaccioli
Affirmative               2,337,569.790                  97.441%        97.441%
Withhold                     61,394.261                   2.559%         2.559%
Total                     2,398,964.051                 100.000%       100.000%

Total Return Fund

                         No. of Shares  % of Outstanding Shares  % of Shares Present
                        --------------- -----------------------  -------------------
                                         Mr. John R. Costantino
Affirmative             130,655,818.439                  97.865%        97.865%
Withhold                  2,849,837.141                   2.135%         2.135%
Total                   133,505,655.580                 100.000%       100.000%

                                              Ms. Jeanne M. La Porta
Affirmative                  130,533,751.551                  97.774%        97.774%
Withhold                       2,971,904.029                   2.226%         2.226%
Total                        133,505,655.580                 100.000%       100.000%

                                              Mr. R. Sheldon Johnson
Affirmative                  130,624,963.640                  97.842%        97.842%
Withhold                       2,880,691.940                   2.158%         2.158%
Total                        133,505,655.580                 100.000%       100.000%

                                             Ms. Donna M. Rapaccioli
Affirmative                  130,709,288.978                  97.905%        97.905%
Withhold                       2,796,366.602                   2.095%         2.095%
Total                        133,505,655.580                 100.000%       100.000%

Real Estate Securities Fund

                              No. of Shares  % of Outstanding Shares  % of Shares Present
                             --------------- -----------------------  -------------------
                                              Mr. John R. Costantino
Affirmative                    5,174,394.568                  93.858%        93.858%
Withhold                         338,602.866                   6.142%         6.142%
Total                          5,512,997.434                 100.000%       100.000%

                                              Ms. Jeanne M. La Porta
Affirmative                    5,184,713.982                  94.045%        94.045%
Withhold                         328,283.452                   5.955%         5.955%
Total                          5,512,997.434                 100.000%       100.000%

                                              Mr. R. Sheldon Johnson
Affirmative                    5,187,229.801                  94.091%        94.091%
Withhold                         325,767.633                   5.909%         5.909%
Total                          5,512,997.434                 100.000%       100.000%

                                             Ms. Donna M. Rapaccioli
Affirmative                    5,200,350.485                  94.329%        94.329%
Withhold                         312,646.949                   5.671%         5.671%
Total                          5,512,997.434                 100.000%       100.000%

Proposal 3:

Approval of manager-of-managers authority for SSGA FM, whereby SSGA FM may, subject to approval of the Board, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case.

  U.S. Equity Fund
                    No. of Shares % of Outstanding Shares % of Shares Present
                    ------------- ----------------------- -------------------
  Affirmative        640,555.179           95.842%               95.842%
  Against              6,808.071            1.019%                1.019%
  Abstain             20,983.793            3.139%                3.139%
  Total              668,347.043          100.000%              100.000%

Premier Growth Equity Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                      360,021.317          96.241%               96.241%
Against                            6,518.010           1.742%                1.742%
Abstain                            7,543.924           2.017%                2.017%
Total                            374,083.251         100.000%              100.000%

Small-Cap Equity Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    2,877,174.316          96.323%               96.323%
Against                           63,625.656           2.130%                2.130%
Abstain                           46,191.534           1.547%                1.547%
Total                          2,986,991.506         100.000%              100.000%

S&P 500 Index Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    4,507,846.287          93.122%               93.122%
Against                          176,345.725           3.643%                3.643%
Abstain                          156,595.373           3.235%                3.235%
Total                          4,840,787.385         100.000%              100.000%

Core Value Equity Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    1,382,184.057          95.046%               95.046%
Against                           19,324.319           1.329%                1.329%
Abstain                           52,717.402           3.625%                3.625%
Total                          1,454,225.778         100.000%              100.000%

Income Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    2,305,428.376          96.101%               96.101%
Against                           28,166.989           1.174%                1.174%
Abstain                           65,368.686           2.725%                2.725%
Total                          2,398,964.051         100.000%              100.000%

Total Return Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                  126,474,636.637          94.734%               94.734%
Against                        2,126,016.419           1.592%                1.592%
Abstain                        4,905,002.524           3.674%                3.674%
Total                        133,505,655.580         100.000%              100.000%

Real Estate Securities Fund

                              No. of Shares  % of Outstanding Shares % of Shares Present
                             --------------- ----------------------- -------------------
Affirmative                    5,100,580.227          92.519%               92.519%
Against                          251,832.148           4.568%                4.568%
Abstain                          160,585.059           2.913%                2.913%
Total                          5,512,997.434         100.000%              100.000%

Proposal 4 (Small-Cap Equity Fund Only):

    A. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Palisade Capital Management, LLC. ("Palisade"), pursuant to which the sub-advisory arrangement with Palisade will continue subsequent to the termination of Palisade's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                  No. of Shares % of Outstanding Shares % of Shares Present
                  ------------- ----------------------- -------------------
     Affirmative  2,827,488.359          94.660%               94.660%
     Against         85,717.543           2.870%                2.870%
     Abstain         73,785.604           2.470%                2.470%
     Total        2,986,991.506         100.000%              100.000%

    B. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Champlain Investment Partners, LLC. ("Champlain"), pursuant to which the sub-advisory arrangement with Champlain will continue subsequent to the termination of Champlain's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                  No. of Shares % of Outstanding Shares % of Shares Present
                  ------------- ----------------------- -------------------
     Affirmative  2,826,980.429          94.643%               94.643%
     Against         84,392.949           2.825%                2.825%
     Abstain         75,618.128           2.532%                2.532%
     Total        2,986,991.506         100.000%              100.000%

    C. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and GlobeFlex Capital, L.P. ("GlobeFlex"), pursuant to which the sub-advisory arrangement with GlobeFlex will continue subsequent to the termination of GlobeFlex's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                  No. of Shares % of Outstanding Shares % of Shares Present
                  ------------- ----------------------- -------------------
     Affirmative  2,831,132.845          94.782%               94.782%
     Against         81,565.127           2.731%                2.731%
     Abstain         74,293.534           2.487%                2.487%
     Total        2,986,991.506         100.000%              100.000%

    D. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Kennedy Capital Management, Inc. ("Kennedy"), pursuant to which the sub-advisory arrangement with Kennedy will continue subsequent to the termination of Kennedy's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                  No. of Shares % of Outstanding Shares % of Shares Present
                  ------------- ----------------------- -------------------
     Affirmative  2,826,230.656          94.618%               94.618%
     Against         84,423.319           2.826%                2.826%
     Abstain         76,337.531           2.556%                2.556%
     Total        2,986,991.506         100.000%              100.000%

    E. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and SouthernSun Asset Management LLC. ("SouthernSun"), pursuant to which the sub-advisory arrangement with SouthernSun will continue subsequent to the termination of SouthernSun's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                  No. of Shares % of Outstanding Shares % of Shares Present
                  ------------- ----------------------- -------------------
     Affirmative  2,830,107.178          94.748%               94.748%
     Against         83,098.724           2.782%                2.782%
     Abstain         73,785.604           2.470%                2.470%
     Total        2,986,991.506         100.000%              100.000%

Proposal 5 (Real Estate Securities Fund Only):

Approval of an investment sub-advisory agreement for the Real Estate Securities Fund between SSGA FM and CenterSquare Investment Management, Inc.
("CenterSquare"), pursuant to which the sub-advisory arrangement with CenterSquare will continue subsequent to the termination of CenterSquare's current sub-advisory agreement with respect to the Real Estate Securities Fund as a result of the Transaction.

                  No. of Shares % of Outstanding Shares % of Shares Present
                  ------------- ----------------------- -------------------
     Affirmative  5,123,130.264          92.928%               92.928%
     Against        244,991.034           4.444%                4.444%
     Abstain        144,876.136           2.628%                2.628%
     Total        5,512,997.434         100.000%              100.000%

Proposal 6 (Total Return Fund Only):

Approval of an investment sub-advisory agreement for the Total Return Fund between SSGA FM and BlackRock Investment Management, LLC ("BlackRock"), pursuant to which the sub-advisory arrangement with BlackRock will continue subsequent to the termination of BlackRock's current sub-advisory agreement with respect to the Total Return Fund as a result of the Transaction.

                  No. of Shares  % of Outstanding Shares % of Shares Present
                 --------------- ----------------------- -------------------
    Affirmative  126,797,077.702          94.975%               94.975%
    Against        1,784,385.521           1.337%                1.337%
    Abstain        4,924,192.357           3.688%                3.688%
    Total        133,505,655.580         100.000%              100.000%